UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2025
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware
(State or other jurisdiction of incorporation or organization)
001-37860	81-3434516
(Commission File Number)	(I.R.S. Employer Identification Number)

1678 S. Pioneer Road, Salt Lake City, Utah	84104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Varex Imaging Corporation (the “Company”) is aware that the China Ministry of Commerce (“MOFCOM”) has announced an anti-dumping investigation into imports of certain medical CT X-ray tubes originating from the United States and India. The Company has not received any formal notice regarding this investigation from MOFCOM. The Company produces medical CT X-ray tubes and inserts in the United States and ships them to China, but does not produce medical CT X-ray tubes or inserts in India. The Company believes that it complies with applicable competition laws. Should the Company receive formal notice about the investigation, we anticipate that we would cooperate with any such investigation.
The information included in this Current Report on Form 8-K under this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
This Current Report on Form 8-K contains forward-looking statements of the Company that involve substantial risks and uncertainties. Any statements in this Form 8-K about the Company’s expectations constitute forward-looking statements, including any statements about a the potential for anti-dumping investigation or the Company’s expected cooperation. In this Form 8-K, the Company’s forward-looking statements include statements about its exposure to an investigation by China MOFCOM. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use words like “should,” “would,” “intend,” “will,” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from those suggested by the forward-looking statements, including general economic and political conditions globally or regionally; risks related to business activities in China, the United States, or India; and those additional risks and factors discussed in reports filed with the SEC by us from time to time, including those discussed under the heading “Risk Factors” in our most recently filed reports on Forms 10-K and 10-Q. Any forward-looking statements represent the Company’s views only as of the date of this Form 8-K. The Company anticipates that subsequent events and developments may cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: April 4, 2025	By:	/s/ KIMBERLEY E. HONEYSETT
Kimberley E. Honeysett
Chief Legal Officer and Corporate Secretary